Exhibit 10.13
FORM OF DIRECTOR NOMINATION AGREEMENT
THIS DIRECTOR NOMINATION AGREEMENT (this “Agreement”) is made and entered into
as of              , 2026, by and among (a) Accelevation Holdings Corp., a Delaware corporation (the
“Company”), (b) Accelevation Pubco Holdings LP, a Delaware limited partnership (“Pubco Holdings”),
(c) Accelevation Investment Holdings LLC, a Delaware limited liability company (“Investment
Holdings”), (d) Olympus Growth Fund VIII Parallel L.P., a Delaware limited partnership, Olympus
Growth Fund VIII LP, a Delaware limited partnership, and Olympus Partners, LP, a Delaware limited partnership (collectively and, together with Pubco Holdings and Investment Holdings, “Olympus”) and
(e) Michael Rubiera (the “Founder Stockholder” and, together with Olympus, the “Nominating Parties”).
This Agreement shall become effective (the “Effective Date”) upon the closing of the Company’s proposed initial public offering (the “IPO”) of shares of its Common Stock (as defined below).
WHEREAS, as of the date hereof, Olympus Beneficially Owns (as defined below) a majority of the equity interests in the Company;
WHEREAS, Olympus is contemplating causing the Company to effect an IPO;
WHEREAS, Olympus currently has the authority to appoint all Directors (as defined below) of the Company; and
WHEREAS, in consideration of Olympus agreeing to undertake the IPO, the Company has agreed to permit Olympus and the Founder Stockholder to nominate Directors to the board of directors of the Company (the “Board”) following the Effective Date on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties to this Agreement agrees as follows:
1.Board Nomination Rights.
(a)From the Effective Date, Olympus shall have the right, but not the obligation, to nominate to the Board a number of nominees equal to at least: (i) 100% of the Total Number of Directors
(as defined below) (excluding the Founder Nominee (as defined below)), so long as, at the applicable
Measurement Time, Olympus Beneficially Owns shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share (collectively, the “Common Stock”), representing at least 40% of the Original Amount of Olympus (as defined below); (ii) 40% of the Total
Number of Directors, in the event that, at the applicable Measurement Time, Olympus Beneficially Owns shares of Common Stock representing at least 30% but less than 40% of the Original Amount of
Olympus; (iii) 30% of the Total Number of Directors, in the event that, at the applicable Measurement
Time, Olympus Beneficially Owns shares of Common Stock representing at least 20% but less than 30%
of the Original Amount of Olympus; (iv) 20% of the Total Number of Directors, in the event that, at the applicable Measurement Time, Olympus Beneficially Owns shares of Common Stock representing at least 10% but less than 20% of the Original Amount of Olympus; and (v) one Director, in the event that, at the applicable Measurement Time, Olympus Beneficially Owns shares of Common Stock representing at least 5% but less than 10% of the Original Amount of Olympus (such persons, the “Olympus
Nominees”). For purposes of calculating the number of Directors that Olympus is entitled to nominate pursuant to the immediately preceding sentence, any fractional amounts shall automatically be rounded up to the nearest whole number (e.g., 1.25 Directors shall equate to 2 Directors) and any such calculations shall be made after taking into account any increase in the Total Number of Directors.
(b)From the Effective Date, the Founder Stockholder shall have the right, but not the obligation, to nominate to the Board one director so long as the Founder Stockholder Beneficially Owns or holds an indirect economic interest in at least 3% of the outstanding shares of Common Stock (such person, the “Founder Nominee”). The Founder Nominee shall be deemed to be Michael Rubiera for as long as he serves as Chief Executive Officer of the Company, and thereafter the Founder Nominee shall be as designated by the Founder Stockholder in accordance with the terms of this Agreement.
Notwithstanding anything herein to the contrary, in the event that Mr. Rubiera is removed as the Chief
Executive Officer of the Company for Cause, Mr. Rubiera shall resign from the Board and the Founder
Stockholder shall immediately cease to have any right to nominate a director to the Board pursuant to this
Agreement.
(c)In the event that any Nominating Party has nominated fewer than the total number of nominees that such Nominating Party shall be entitled to nominate pursuant to Section 1(a) or Section
1(b), as applicable, such Nominating Party shall have the right, at any time, to nominate such additional nominees to which it is entitled, in which case, the Company shall take, and the Company hereby covenants that the Directors shall take, all necessary corporate action to (i) enable such Nominating Party to nominate and effect the election or appointment of such additional individuals, whether by increasing the size of the Board or otherwise, and (ii) appoint such additional individuals nominated by such
Nominating Party to fill such newly created directorships or to fill any other existing vacancies in accordance with Section 1(e).
(d)If the size of the Board is expanded, Olympus shall be entitled to nominate a number of
Olympus Nominees to fill the newly created directorships such that the total number of Olympus
Nominees serving on the Board following such expansion will be equal to that number of Olympus
Nominees that Olympus would be entitled to nominate in accordance with Section 1(a) if such expansion occurred immediately prior to any meeting of the stockholders of the Company called with respect to the election of members of the Board.  The Company shall take, and the Company hereby covenants that the
Directors shall take, all necessary corporate action to (i) enable Olympus to nominate and effect the election or appointment of additional nominees in accordance with the preceding sentence and (ii) appoint such additional nominees in accordance with Section 1(e).
(e)In the event that any Nominee shall cease to serve as a Director for any reason (other than removal for Cause in the case of the Founder Nominee), the Nominating Party appointing such Nominee shall be entitled to nominate such person’s successor in accordance with this Agreement (regardless of the number of shares of Common Stock Beneficially Owned by such Nominating Party at the time of such vacancy).  The Company shall take, and the Company hereby covenants that the Directors shall take, all necessary corporate action to (i) enable the applicable Nominating Party to nominate and effect the election or appointment of successor nominees in accordance with the preceding sentence and (ii) appoint such successor nominees in accordance with Section 1(e).  It is understood that any such nominee shall serve the remainder of the term of the Director whom such nominee replaces.
(f)In each case where the Company has covenanted that the Directors shall take action to appoint a Nominee as a Director pursuant to any of Sections 1(a) through 1(e):
(i)The Directors shall appoint such Nominee unless the Board determines, in good faith, that appointing such Nominee would cause the Directors to breach their fiduciary duties to the Company or its stockholders, in which case the Company shall provide the appointing Nominating Party with a notice explaining in reasonable detail the basis for the Board’s determination, and such Nominating Party shall have the right to nominate an alternative Nominee in accordance with Sections 1(a) through 1(e);
and
(ii)The Company hereby covenants that the Directors shall not fill any vacant or newly created directorship for which Olympus or the Founder Stockholder are entitled to nominate a Nominee other than in accordance with Sections 1(a) through 1(e).
(g)In addition to the nomination rights set forth in Section 1(a), from the Effective Date, for so long as, at the applicable Measurement Time, Olympus Beneficially Owns shares of Common Stock representing at least 5% of the Original Amount of Olympus, Olympus shall have the right, but not the obligation, to nominate a person (a “Non-Voting Observer”) to attend meetings of the Board (including any meetings of any committees thereof) in a non-voting observer capacity. Any such Non-Voting
Observer shall be permitted to attend all meetings of the Board and each committee thereof. Olympus shall have the right to remove and replace its Non-Voting Observer for any reason at any time and from time to time. The Company shall furnish to any Non-Voting Observer (i) notices of Board and Board committee meetings no later than, and using the same form of communication as, notice of such meetings are furnished to Directors and (ii) copies of any materials prepared for meetings of the Board or any committee thereof that are furnished to the Directors no later than the time such materials are furnished to the Directors; provided that failure to deliver notice or materials to such Non-Voting Observer in connection with such Non-Voting Observer’s right to attend and/or review materials with respect to any such meeting shall not, by itself, impair the validity of any action taken at such meeting. Such Non-
Voting Observer shall be required to execute or otherwise become subject to any codes of conduct or confidentiality agreements of the Company generally applicable to Directors of the Company or as the
Company reasonably requests. Notwithstanding the foregoing, the Company reserves the right to withhold any information and to exclude the Non-Voting Observer from receiving any materials and/or attending any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel.
(h)The Company shall pay all reasonable out-of-pocket expenses incurred by the Nominees and the Non-Voting Observer in connection with the performance of his or her duties as a Director or his or her service as a Non-Voting Observer, as applicable, and in connection with his or her attendance at any meeting of the Board or a committee thereof.
(i) No reduction in the number of shares of Common Stock that Olympus Beneficially
Owns shall shorten the term of any incumbent Director. At the Effective Date, the Board shall be comprised of nine members and the initial Olympus Nominees shall be Robert Morris, Manu Bettegowda,
Matt Boyd, Matt Bujor, Marty Durkin, Paul Donahue, Howard Heckes and Ginger Jones, and the initial
Founder Nominee shall be Michael Rubiera.
(j)For purposes of this Agreement:
(i)“Affiliate” of any person shall mean any other person controlled by, controlling, or under common control with such person; where “control” (including, with its correlative meanings, “controlling,” “controlled by,” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract, or otherwise).
(ii)“Beneficially Own” shall mean that a specified person has or shares the right, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, to vote shares of capital stock of the Company.
(iii)“Cause” shall mean with respect to the Founder Stockholder’s removal for Cause, the following: (a) in the case that the Founder Stockholder is not party to an employment, consulting, change in control, severance or similar written agreement between the
Founder Stockholder and the Company or an Affiliate, in each case, as approved by the Board or applicable governing body of an Affiliate of the Company (or where there is such an agreement but it does not define “cause”), “cause” as defined in the
Accelevation Holdings Corp. 2026 Omnibus Incentive Plan (with references therein to Participants referring to the Founder Stockholder) or (b) if the Founder
Stockholder is party to a written employment, consulting, change in control, severance or similar agreement between the Founder Stockholder and the Company or an Affiliate (in each case, as approved by the Board or applicable governing body of an Affiliate of the Company) that defines “cause,” “cause” as defined under such agreement.
(iv)“Director” means any member of the Board.
(v)“Measurement Time” means, with respect to any election of Directors, immediately prior to the mailing to shareholders of the Director Election Proxy Statement relating to such election (or, if earlier, the filing of the definitive Director Election Proxy
Statement with the SEC).
(vi)“Nominee” means either an Olympus Nominee or a Founder Nominee. For purposes of this Agreement, the term “Nominee” shall refer to any person validly designated by a Nominating Party to serve on the Board pursuant to Section 1(a) or Section 1(b)
hereof.
(vii)“Original Amount of Olympus” means the aggregate number of shares of Common
Stock Beneficially Owned by Olympus upon completion of the IPO, as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split, or other similar changes in the Company’s capitalization.
(viii)“SEC” means the U.S. Securities and Exchange Commission.
(ix)“Total Number of Directors” means the total number of Directors comprising the
Board.
(k)So long as any Nominating Party has the right to nominate Nominees under Sections 1(a)
through 1(e) or any such Nominee is serving on the Board, the Company shall use its reasonable best efforts to maintain in effect at all times directors’ and officers’ indemnity insurance coverage reasonably satisfactory to the Nominating Parties, and the Company’s Amended and Restated Certificate of
Incorporation and Amended and Restated Bylaws (each as may be further amended, supplemented, or waived in accordance with its terms) shall at all times provide for indemnification, exculpation and advancement of expenses to the fullest extent permitted under applicable law.
(l)At such time as the Company ceases to be a “controlled company” and is required by applicable law or the listing standards of The Nasdaq Global Select Market (the “Exchange”) to have a majority of the Board comprised of “independent directors” (subject in each case to any applicable phase-
in periods), the Olympus Nominees shall include a number of persons that qualify as “independent directors” under applicable law and the Exchange listing standards such that, together with any other
“independent directors” then serving on the Board that are not Olympus Nominees, the Board is comprised of a majority of “independent directors.”
(m)At any time that any Nominating Party shall have any nomination rights under Section 1, the Company shall not take any action, and the Company hereby covenants that the Directors shall not take any action, (including in each case effecting any amendment to the Company’s Amended and
Restated Certificate of Incorporation or Amended and Restated Bylaws), that could reasonably be expected to adversely affect such Nominating Party’s rights under this Agreement, in each case without the prior written consent of Olympus. In addition, so long as Olympus has any nomination rights under
Section 1, the Company shall not increase or decrease the size of the Board without the prior written consent of Olympus.
(n)Notwithstanding anything to the contrary in this Agreement, for so long as Olympus, including through its Affiliates, Beneficially Owns at least 30% of the outstanding shares of Common
Stock of the Company, Olympus shall have the right to designate the Chair of the Board.
2.Company Obligations. The Company agrees to take all necessary corporate action to ensure that, prior to the date that any Nominating Party ceases to hold rights to nominate directors pursuant to this Agreement, (i) each Nominee is included in the Board’s slate of nominees to the stockholders (the “Board’s Slate”) for each election of Directors, unless the Board determines, in good faith, that the inclusion of a Nominee in the Board’s Slate would not be in the best interest of the
Company and its stockholders (other than Olympus or the Founder Stockholder), in which case, the appointing Nominating Party shall have the right to nominate an alternate Nominee for inclusion in the
Board’s Slate; and (ii) whether or not a Nominee is included in the Board’s Slate, each Nominee shall be included in the proxy statement (together with a supporting statement provided by Olympus or the
Founder Stockholder, as applicable) and proxy card prepared by management of the Company in connection with soliciting proxies for every meeting of the stockholders of the Company called with respect to the election of members of the Board (each, a “Director Election Proxy Statement”), and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or the Board with respect to the election of members of the Board. In order to notify the Company when its obligations under this Section 2 have terminated, (x) Olympus will promptly provide reporting to the Company after Olympus ceases to Beneficially Own at least 5% of the
Original Amount of Olympus, and (y) the Founder Stockholder will promptly provide reporting to the
Company after the Founder Stockholder ceases to Beneficially Own or hold an indirect economic interest in at least 3% of the outstanding shares of Common Stock. The calculation of the number of Nominees that Olympus is entitled to nominate to the Board’s Slate for any election of Directors shall be based on the percentage of the Original Amount of Olympus at the applicable Measurement Time. Unless a
Nominating Party notifies the Company otherwise prior to the applicable Measurement Time, the
Nominees for such election shall be presumed to be the same Nominees currently serving on the Board, and no further action shall be required of the Nominating Parties for the Board to include such Nominees on the Board’s Slate as contemplated by clause (i) of this Section 2; provided that, in the event Olympus is no longer entitled to nominate the full number of Olympus Nominees then serving on the Board,
Olympus shall provide advance written notice to the Company of which currently serving Olympus
Nominee(s) shall be excluded from the Board’s Slate and of any other changes to the list of Nominees. If
Olympus fails to provide such notice prior to the applicable Measurement Time, a majority of the independent Directors then serving on the Board shall determine which of the Nominees then serving on the Board will be included in the Board’s Slate as contemplated by clause (i) of this Section 2.
Furthermore, the Company agrees for so long as the Company qualifies as a “controlled company” under the rules of the Exchange, the Company will elect to be a “controlled company” for purposes of the
Exchange and will disclose in its annual meeting proxy statement that it is a “controlled company” and the basis for that determination. The Company and each Nominating Party acknowledge and agree that, as of the Effective Date, the Company is a “controlled company.”
3.Committees. From and after the Effective Date hereof until such time as Olympus and its
Affiliates cease to Beneficially Own shares of Common Stock representing at least 5% of the Original
Amount of Olympus, the Company hereby covenants that the Board shall not form or designate any committee of the Board unless Olympus has consented to such formation or designation.
Notwithstanding the preceding sentence, the consent of Olympus shall not be required if:
(a)Olympus has been provided the opportunity to nominate a number of members of each committee of the Board equal to the nearest whole number greater than the product obtained by multiplying (i) the percentage of the Original Amount of Olympus then Beneficially Owned by Olympus and (ii) the number of positions, including any vacancies, on the applicable committee; or
(b)none of the Directors nominated by Olympus pursuant to this Agreement are eligible to serve on the applicable committee under applicable law or listing standards of the Exchange, including any applicable independence requirements (subject in each case to any applicable exceptions, including those for newly public companies and for “controlled companies,” and any applicable phase-in periods).
In addition, at any time when Olympus has the right to nominate at least one Nominee for election to the Board, Olympus shall also have the right to have one of the Olympus Nominees hold one seat on each committee of the Board, subject to satisfying any applicable stock exchange rules or regulations regarding the independence of Board committee members.
The Company hereby covenants that the Nominees designated to serve on a Board committee shall have the right to remain on such committee until the next election of Directors, regardless of the percentage of the Original Amount of Olympus Beneficially Owned by Olympus following such designation. Unless Olympus notifies the Company otherwise prior to the time the Board takes action to change the composition of a Board committee, and to the extent Olympus has the requisite percentage of the Original Amount of Olympus to designate a Board committee member at the time the Board takes action to change the composition of any such Board committee, any Olympus Nominee to serve on a committee shall be presumed to be re-designated for such committee. Without limiting the remedies available to Olympus, the Company shall not consummate any act or transaction approved or recommended by a committee of the Board formed or designated in a manner inconsistent with this
Section 3 without the prior written consent of Olympus.
4.Amendment and Waiver. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the
Company, Olympus and the Founder Stockholder; provided, that the consent of the Founder Stockholder shall not be required for any amendment which would not have an effect on the Founder Stockholder, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The Nominating Parties shall not be obligated to nominate all
(or any) of the Nominees they are entitled to nominate pursuant to this Agreement for any election of
Directors, but the failure to do so shall not constitute a waiver of their rights hereunder for any purpose;
provided, however, that, subject to Section 2, in the event any Nominating Party fails to nominate all (or any) of the Nominees it is entitled to nominate pursuant to this Agreement prior to the applicable
Measurement Time, the Compensation and Nominating Committee of the Board shall be entitled to nominate individuals in lieu of such Nominees for inclusion in the Board’s Slate and the applicable
Director Election Proxy Statement with respect to the election for which such failure occurred, and such
Nominating Party shall be deemed to have waived its rights hereunder solely with respect to such election.
5.Benefit of Parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Notwithstanding the foregoing, the Company and the Founder Stockholder may not assign any of their respective rights or obligations hereunder without the prior written consent of Olympus. Except as otherwise expressly provided in
Section 6, nothing herein contained shall confer or is intended to confer on any third party or entity that is not a party to this Agreement any rights under this Agreement.
6.Assignment. Upon written notice to the Company, Olympus may assign to any Affiliate of Olympus (other than a portfolio company) all of its rights hereunder and, following such assignment, such assignee shall be deemed to have the rights and obligations of “Olympus” for all purposes hereunder.
7.Termination. This Agreement shall terminate, (i) with respect to the rights and obligations of Olympus, on the date on which Olympus Beneficially Owns shares of Common Stock representing less than 5% of the Original Amount of Olympus and, (ii) with respect to the rights and obligations of the Founder Stockholder, on the date upon which the Founder Stockholder Beneficially
Owns or holds an indirect economic interest in shares of Common Stock representing less than 3% of the outstanding shares of Common Stock. Notwithstanding the foregoing, the provisions of Sections 10 through 19 shall survive the termination of this Agreement. No termination of this Agreement shall relieve any party from liability for any breach of this Agreement prior to such termination.
8.Indemnification.
(a)The Company shall defend, indemnify and hold harmless Olympus, its Affiliates, partners, employees, agents, Directors, managers, officers and controlling persons (collectively, the
“Indemnified Parties”) from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages, costs, expenses, or obligations of any kind or nature (whether accrued or fixed, absolute or contingent) in connection therewith (including reasonable attorneys’ and experts’ fees and expenses)
incurred by the Indemnified Parties before or after the date of this Agreement (each, an “Action”) arising directly or indirectly out of or in any way relating to (i) Olympus’s or its Affiliates’ Beneficial Ownership
of Common Stock or other equity securities of the Company or control or ability to influence the
Company or any of its subsidiaries (other than any such Actions (x) to the extent such Actions arise out of any breach of this Agreement by an Indemnified Party or its Affiliates or the breach of any fiduciary or other duty or obligation of such Indemnified Party to its direct or indirect equity holders, creditors, or
Affiliates or (y) to the extent such Actions are directly caused by such person’s willful misconduct), (ii)
the business, operations, properties, assets or other rights or liabilities of the Company or any of its subsidiaries or (iii) any services provided prior to, on or after the date of this Agreement by any
Indemnified Party to the Company or any of its subsidiaries. The Company shall defend at its own cost and expense in respect of any Action which may be brought against the Company and/or its Affiliates and the Indemnified Parties. The Company shall defend at its own cost and expense any and all Actions which may be brought in which the Indemnified Parties may be impleaded with others upon any Action by the
Indemnified Parties, except that if such damage shall be proven to be the direct result of gross negligence, bad faith, or willful misconduct by any of the Indemnified Parties, then such Indemnified Party shall reimburse the Company for the costs of defense and other costs incurred by the Company in proportion to such Indemnified Party’s culpability as proven. In the event of the assertion against any Indemnified Party of any Action or the commencement of any Action, the Company shall be entitled to participate in such
Action and in the investigation of such Action and, after written notice from the Company to such
Indemnified Party, to assume the investigation or defense of such Action (at the Company’s sole cost and expense) with counsel of the Company’s choice at the Company’s expense; provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding anything to the contrary contained herein, the Company may retain one firm of counsel to represent all Indemnified
Parties in such Action; provided, however, that the Indemnified Party shall have the right to employ a single firm of separate counsel (and any necessary local or specialist counsel) and to participate in the defense or investigation of such Action, and the Company shall bear the expense of such separate counsel
(and local counsel, if applicable). The Company further agrees that with respect to any Indemnified Party who is employed, retained, or otherwise associated with, or appointed or nominated by, Olympus or any of its Affiliates and who acts or serves as a Director, officer, manager, fiduciary, employee, consultant, advisor, or agent of, for, or to the Company or any of its subsidiaries, that the Company or such subsidiaries, as applicable, shall be primarily liable for all indemnification, reimbursements, advancements, or similar payments (the “Indemnity Obligations”) afforded to such Indemnified Party acting in such capacity or capacities on behalf or at the request of the Company, whether the Indemnity
Obligations are created by law, organizational or constituent documents, contract (including this
Agreement), or otherwise. The Company hereby agrees that in no event shall the Company or any of its subsidiaries have any right or claim against Olympus for contribution or have rights of subrogation against Olympus through an Indemnified Party for any payment made by the Company or any of its subsidiaries with respect to any Indemnity Obligation. In addition, the Company hereby agrees that in the event that Olympus pays or advances an Indemnified Party any expenses with respect to an Indemnity
Obligation, the Company will, or will cause its subsidiaries to, as applicable, promptly reimburse
Olympus for such payment or advance upon request, subject to the receipt by the Company of a written undertaking executed by the Indemnified Party and Olympus that makes such payment or advance to repay any such amounts if it shall ultimately be determined by a court of competent jurisdiction that such
Indemnified Party was not entitled to be indemnified by the Company. The foregoing right to indemnity and advancement shall be in addition to any rights that any Indemnified Party may have at common law, pursuant to the Company’s Certificate of Incorporation or Bylaws, pursuant to any other contract with the
Company or otherwise, and shall remain in full force and effect following the completion or any termination of the engagement. If for any reason the foregoing indemnification is unavailable to any
Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by this Section 8, then the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such Action in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Indemnified Party, as the case may be, on the other hand, as well as any other relevant equitable considerations.
(b)The Company hereby acknowledges that certain of the Indemnified Parties have certain rights to indemnification, advancement of expenses, and/or insurance provided by investment funds managed by Olympus and certain of its Affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees with respect to any indemnification, hold harmless obligation, expense advancement, reimbursement provision, or any other similar obligation whether pursuant to or with respect to this
Agreement, the organizational documents of the Company or any of its subsidiaries, or any other agreement, as applicable, (i) that the Company and its subsidiaries are the indemnitor of first resort (i.e., their obligations to the Indemnified Parties are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for claims, expenses, or obligations arising out of the same or similar facts and circumstances suffered by any Indemnified Party are secondary), (ii) that the
Company shall be required to advance the full amount of expenses incurred by any Indemnified Party and shall be liable for the full amount of all expenses, liabilities, obligations, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement, the organizational documents of the Company or any of its subsidiaries, or any other agreement, as applicable, without regard to any rights any Indemnified Party may have against the Fund Indemnitors, and (iii) that the Company, on behalf of itself and each of its subsidiaries, irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all Actions against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any Indemnified Party with respect to any Action for which any Indemnified Party has sought indemnification from the Company shall affect the foregoing, and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of any
Indemnified Party against the Company. The Company agrees that the Fund Indemnitors are express third-party beneficiaries of the terms of this Section 8(b).
9.Headings. Headings are for ease of reference only and shall not form a part of this
Agreement.
10.Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws of any jurisdiction that would result in the application of any other laws.
11.Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the construction, interpretation, validity, performance or enforceability of this Agreement shall be brought against any of the parties only in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each of the parties agrees that service of process upon such party at the address referred to in Section 18, together with written notice of such service to such party, shall be deemed effective service of process upon such party.
12.WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW,
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT
TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION
WITH THIS AGREEMENT.
13.Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter hereof.
14.Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when each party shall have received a counterpart hereof signed by each of the other parties. An executed copy or counterpart hereof delivered by facsimile shall be deemed an original instrument.
15.Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b)
the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
16.Further Assurances. Each of the parties hereto shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.
17.Specific Performance. Each of the parties hereto agrees that, notwithstanding any other provision of this Agreement, irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal or state court located in the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity.
18.Notices. All notices, requests and other communications to any party or to the Company shall be in writing (including telecopy or similar writing) and shall be given,
If to the Company:
Accelevation Holdings Corp.
9555 N. Springboro Pike, Suite 400
Miamisburg, Ohio 45342
Attention:Michael Rubiera
Email:****
If to Olympus or any Olympus Nominee:
c/o Olympus Partners, LP
Metro Center, 4th Floor, One Station Place
Stamford, CT 06902
Attention:Matt Boyd
Matt Bujor
Email:****
****
In each case, with a copy to (which shall not constitute notice):
c/o Kirkland & Ellis LLP
333 West Wolf Point Plaza
Chicago, IL 60654
Attention:Robert M. Hayward, P.C.
Robert E. Goedert, P.C.
Email:****
****
If to the Founder Stockholder or to the Founder Nominee:
The address set forth on the Founder Stockholder signature page hereto.
or to such other address or telecopier number as such party or the Company may hereafter specify for the purpose of notice to the other parties and the Company. Each such notice, request, or other communication shall be effective when delivered at the address specified in this Section 18 during regular business hours.
19.Enforcement. Each of the parties hereto covenant and agree that the disinterested members of the Board have the right to enforce, waive, or take any other action with respect to this
Agreement on behalf of the Company.
* * * * *
[Signature Page to Director Nomination Agreement]
IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

ACCELEVATION HOLDINGS CORP.

By:
Name:
Title:
[Signature Page to Director Nomination Agreement]

ACCELEVATION PUBCO HOLDINGS LP

By:
Name:
Title:

ACCELEVATION INVESTMENT HOLDINGS LLC

By:
Name:
Title:

OLYMPUS GROWTH FUND VIII PARALLEL L.P.

By:
Name:
Title:

OLYMPUS GROWTH FUND VIII LP

By:
Name:
Title:

OLYMPUS PARTNERS, LP

By:
Name:
Title:
[Signature Page to Director Nomination Agreement]

MICHAEL RUBIERA

By:
Name: Michael Rubiera

Address: